UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2019

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

90 Matawan Road, 5th Floor

Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan

On March 19, 2019, Hovnanian Enterprises, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) at which the Company’s stockholders approved a further amended and restated 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan (as so amended and restated, the “Amended Plan”), which had been previously recommended for approval by the Company’s Compensation Committee of the Board of Directors and previously approved by the Company’s Board of Directors, in each case, subject to stockholder approval. The Amended Plan became effective as of the date of such stockholder approval.

The Amended Plan is substantially the same as the 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan (as amended through January 2016) (the “Existing Plan”), except that the Existing Plan has been amended and restated to increase by 5,300,000 the number of shares of common stock authorized for issuance thereunder. The Amended Plan also reflects technical updates to remove certain provisions of the Existing Plan (including annual limitations on equity award grants) related to Section 162(m) of the Internal Revenue Code which were no longer required in light of the Tax Cuts and Jobs Act of 2017, and to reflect new minimum vesting conditions applicable to certain future award grants under the Amended Plan.

The material features of the Amended Plan are described in the Company’s definitive Proxy Statement filed on February 4, 2019 in connection with the 2019 Annual Meeting (the “Proxy Statement”), which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above and the incorporated description of the Amended Plan are qualified in their entirety by reference to the Amended Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting on March 19, 2019. The matters voted upon at the 2019 Annual Meeting and the final results of the votes were as follows:

(1)     Election of all directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast. The elected directors were:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

A. Hovnanian	195,831,852	5,444,593	1,732,467	67,389,982
R. Coutts	199,688,389	3,066,899	253,624	67,389,982
E. Kangas	197,985,774	4,836,870	186,268	67,389,982
J. Marengi	199,542,954	3,305,157	160,801	67,389,982
V. Pagano	199,446,460	3,346,134	216,318	67,389,982
R. Sellers	199,958,191	2,797,167	253,554	67,389,982
J. Sorsby	197,550,010	5,243,027	215,875	67,389,982
S. Weinroth	194,886,860	6,458,203	1,663,849	67,389,982

(2)     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019. Abstentions had no effect on the outcome because such shares were not considered votes cast.  There were no broker non-votes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
264,921,937	4,931,713	545,244	–

(3)      Approval of the 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan. Under the rules of the New York Stock Exchange, abstentions were considered votes cast and, therefore, had the same effect as a vote against the proposal. Broker non-votes had no effect on the outcome because such shares were not considered votes cast.

Votes For	Votes Against	Abstentions	Broker Non-Votes
191,891,630	10,684,793	432,489	67,389,982

(4)     Non-binding advisory vote on approval of compensation of the Company’s named executive officers as disclosed in the Proxy Statement. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast.

Votes For	Votes Against	Abstentions	Broker Non-Votes
189,863,952	8,911,090	4,233,870	67,389,982

 (5)      Approval and adoption of amendments to the Company’s Restated Certificate of Incorporation to effect a reverse stock split and a corresponding decrease in authorized shares at any time on or prior to August 31, 2019. Abstentions had the same effect as votes against the proposal. There were no broker non-votes.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class A Common Stock and Class B Common Stock, voting together	249,296,207	19,695,701	1,406,986	–
Class A Common Stock, voting separately	101,514,542	19,688,677	1,404,966	–
Class B Common Stock, voting separately	147,781,665	7,024	2,020	–

Item 8.01. Other Events.

On March 19, 2019, at the 2019 Annual Meeting, the Company’s stockholders approved amendments to the Company’s Restated Certificate of Incorporation as described under Item 5.07 of this Current Report on Form 8-K, thereby authorizing the Board of Directors of the Company (the “Board”), at any time on or prior to August 31, 2019 and without further action on the part of the Company’s stockholders, as it determines in its sole discretion to be in the best interests of the Company and its stockholders, to elect to effect the reverse stock split as described in the Proxy Statement and if so, to determine the final reverse stock split ratio among one of the four alternative amendments approved by the Company’s stockholders.

On March 19, 2019, after the results of the 2019 Annual Meeting as set forth in Item 5.07 of this Current Report on Form 8-K became available, the Board approved a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock at a ratio of 1-for-25, and a corresponding decrease in the number of authorized shares of the common stock.

The Reverse Stock Split will become effective upon the date and time set forth in the stockholder-approved Certificate of Amendment to the Company’s Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware, which the Company expects will be on or about March 29, 2019. When the Reverse Stock Split becomes effective, 25 issued shares (including treasury shares) of Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), will be combined into one share of Class A Common Stock, and 25 issued shares (including treasury shares) of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), will be combined into one share of Class B Common Stock. In addition, the number of authorized shares of the Class A Common Stock will be decreased from 400,000,000 to 16,000,000 and the number of authorized shares of the Class B Common Stock will be decreased from 60,000,000 to 2,400,000. The Reverse Stock Split will become effective as to both Class A Common Stock and Class B Common Stock at the same 1-for-25 ratio. No fractional shares will be issued in connection with the Reverse Stock Split. Shareholders otherwise entitled to receive a fractional share as a result of the Reverse Stock Split will receive a cash payment in lieu of such fractional shares. In addition, the aggregate number of equity-based awards that remain available to be granted under the Company’s equity compensation plans will be decreased proportionately and proportionate adjustments will be made to the per-share exercise price, share-based vesting criteria and the number of shares issuable upon the exercise of our outstanding stock options, as well as to the number of shares that would be owned upon vesting and settlement of restricted stock units and other equity-based awards.

When the Reverse Stock Split becomes effective, the number of Preferred Stock Purchase Rights, representing the right to purchase from the Company 1/10,000th of a share of Series B Junior Preferred Stock issuable pursuant to the Rights Agreement, dated as of August 14, 2008, as amended by Amendment No. 1 thereto, dated as of January 11, 2018, by and between the Company and Computershare Trust Company, N.A., as Rights Agent (as successor to National City Bank), will contemporaneously be decreased in proportion to the same 1-for-25 ratio. The Reverse Stock Split will not affect the Company’s 7.625% Series A Preferred Stock or the Depositary Shares representing 1/1,000th of a share of such Series A Preferred Stock and will also not affect the Company’s authorized number of shares of preferred stock.

When the Reverse Stock Split becomes effective, the Class A Common Stock will continue to trade, on a split-adjusted basis, on the New York Stock Exchange under the symbol “HOV”, although a new CUSIP number will be assigned as a result of the Reverse Stock Split.

*      *     *     *

All statements in this Current Report on Form 8-K that are not historical facts should be considered as “Forward-Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Although the Company believes that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a significant homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) high leverage and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) availability and terms of financing to the Company; (5) the Company’s sources of liquidity; (6) changes in credit ratings; (7) the seasonality of the Company’s business; (8) the availability and cost of suitable land and improved lots and sufficient liquidity to invest in such land and lots; (9) shortages in, and price fluctuations of, raw materials and labor; (10) reliance on, and the performance of, subcontractors; (11) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (12) fluctuations in interest rates and the availability of mortgage financing; (13) increases in cancellations of agreements of sale; (14) changes in tax laws affecting the after-tax costs of owning a home; (15) operations through unconsolidated joint ventures with third parties; (16) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (17) legal claims brought against us and not resolved in our favor, such as product liability litigation, warranty claims and claims made by mortgage investors; (18) levels of competition; (19) successful identification and integration of acquisitions; (20) significant influence of the Company’s controlling stockholders; (21) availability of net operating loss carryforwards; (22) utility shortages and outages or rate fluctuations; (23) geopolitical risks, terrorist acts and other acts of war; (24) loss of key management personnel or failure to attract qualified personnel; (25) information technology failures and data security breaches; (26) negative publicity; and (27) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2018 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed on February 4, 2019).

99.1

The section entitled “Proposal 3 – Approval of the 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan,” of the Company’s definitive Proxy Statement on Schedule 14A (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on February 4, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)

By:	/s/ Michael Discafani
Name: Michael Discafani Title: Vice President, Corporate Counsel and Secretary

Date: March 20, 2019